A MESSAGE FROM THE UNIFIED SELECT FUNDS

DEAR SHAREHOLDERS,

         As we move into the final quarter of 2000, we remain impressed by the remarkable resilience of the financial markets. In general, in spite of the recent market dive, the U.S. and world markets have continued to build wealth for investors at a virtually unprecedented pace.

         The Unified Funds are pleased to help our shareholders participate in the potential rewards of today's markets, but we also recognize that this rate of growth, as was evidenced by the recent significant third quarter reductions in the U.S. markets, cannot last forever. Since no one can predict exactly when the next correction or bear market might occur, we think it is prudent to continually identify, evaluate and manage the risks that may affect our fund shareholders.

          Investors have experienced a remarkably strong stock market for several years now. Occasionally, as was evidenced recently, the market is likely to consolidate its gains. We don't make market predictions, but it's safe to say that we do not believe the market will produce returns of 30% or more every year, even though expectations for such returns have become second nature to many.

             By providing predominantly index mutual funds, we have attempted to structure our portfolios so that they can participate in most of the gains in rising markets, but avoid some of the volatility in declining markets. In our view, this prudent approach to investing should serve our shareholders well in the months ahead.

                                   PERFORMANCE

         Total Returns show how the value of the Funds' shares changed over a set period and assume that you held the shares through the entire period and reinvested all distributions into the Funds. These Total Return figures are compared to the benchmark indices - widely recognized, unmanaged indices of common stocks. Please note that indices do not take into account fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index.

                                                         TOTAL RETURN
------------------------------------------ ----------------------- -------------
               FUND/INDEX                    AVERAGE ANNUAL FOR      12 MONTH
                                              THE PERIOD ENDED
                                                  9/30/00

Select Internet Fund                              13.50%(a)            32.28%
DJ Internet Commerce                             -44.47%(a)           -36.38%

Select 30 Index Fund                              -7.21%(b)            -6.04%
DJ Industrial Average                              1.86%(b)             4.61%

Select 500 Index Fund                              5.35%(c)            10.11%
S&P 500 Index                                      5.51%(c)            13.27%

Select 2000 Index Fund                             9.96%(c)            13.24%
Russell 2000 Index                                15.40%(c)            23.39%

Select International Equity Index Fund            -1.55%(d)            -0.69%
Morgan Stanley EAFE                                1.40%(d)             1.95%
------------------------------------------ ----------------------- -------------
Past performance does not predict future performance. The value of your shares may fluctuate and be higher or lower than their original cost at the time of redemption.

(a) For the period April 14, 1999 (commencement of investment in accordance with objective) to September 30, 2000.
(b) For the period June 15, 1999 (commencement of investment in accordance with objective) to September 30, 2000.
(c) For the period May 3, 1999 (commencement of investment in accordance with objective) to September 30, 2000.
(d) For the period August 30, 1999 (commencement of investment in accordance with objective) to September 30, 2000.



                            UNIFIED SELECT INTERNET FUND
                           GROWTH OF A $10,000 INVESTMENT

                                  [OBJECT OMITTED]

                UNIFIED SELECT                  DOW JONES INTERNET
                INTERNET FUND                    COMMERCE INDEX

04/14/99          $10,000                             $10,000
06/30/99           10,260                               7,733
09/30/99            9,200                               6,312
12/31/99           15,730                               7,164
03/31/00           17,470                               6,960
06/30/00           12,800                               4,311
09/30/00           12,170                               4,016




                            UNIFIED SELECT 30 INDEX FUND
                           GROWTH OF A $10,000 INVESTMENT

                                 [OBJECT OMITTED]

                UNIFIED SELECT 30                   DOW JONES
                   INDEX FUND                   INDUSTRIAL AVERAGE

06/15/99           $10,000                            $10,000
06/30/99            10,100                             10,363
09/30/99             9,600                              9,805
12/31/99            10,700                             10,944
03/31/00            10,450                             10,435
06/30/00             9,800                             10,021
09/30/00             9,020                             10,257



                            UNIFIED SELECT 500 INDEX FUND
                           GROWTH OF A $10,000 INVESTMENT

                                 [OBJECT OMITTED]

                UNIFIED SELECT 500
                   INDEX FUND                        S&P 500 INDEX

05/03/99           $10,000                             $10,000
06/30/99            10,320                              10,384
09/30/99             9,820                               9,524
12/31/99            11,270                              10,940
03/31/00            11,030                              11,191
06/30/00            10,840                              10,894
09/30/00            10,813                              10,787



                          UNIFIED SELECT 2000 INDEX FUND
                         GROWTH OF A $10,000 INVESTMENT

                                [OBJECT OMITTED]

                UNIFIED SELECT 2000
                    INDEX FUND                       RUSSELL 2000 INDEX

05/03/99            $10,000                             $10,000
06/30/99             10,380                              10,593
09/30/99             10,100                               9,924
12/31/99             11,460                              11,754
03/31/00             12,240                              12,587
06/30/00             11,390                              12,111
09/30/00             11,437                              12,245



              UNIFIED SELECT INTERNATIONAL EQUITY INDEX FUND
                     GROWTH OF A $10,000 INVESTMENT

                             [OBJECT OMITTED]

                UNIFIED SELECT
                INTERNATIONAL
                EQUITY INDEX                           MORGAN STANLEY
                    FUND                                 EAFE INDEX


08/30/99            $10,000                                $10,000
09/30/99              9,900                                  9,958
12/31/99             11,440                                 11,614
03/31/00             12,140                                 11,558
06/30/00             10,820                                 11,076
09/30/00              9,832                                 10,152


                             RECENT MARKET BEHAVIOR

     Since mid-July, the stock market has declined substantially and investors have become concerned that the political instability in Washington and growing domestic and worldwide economic problems might result in a recession in the United States. The stock market sell-off in the most recent three months resulted in many investors across the U.S. giving back most of the gains of the prior nine months.

     Stocks declined sharply amid heightened volatility, partially because of the perceived technology crisis and a "return to earnings" mindset in lieu of the "new economy" mindset. Over the span of the past six Federal Reserve rate hikes, the yield curve moved, during the summer, to a defined inverted slope, where short-term interest rates remain higher than long-term rates. The last time the yield curve remained inverted for any significant period of time was nearly twelve years ago, back in 1989. The prospect of higher interest rates and higher energy prices continues to worry investors, along with the uncertainty in the technology sector. The early signs of a tech slowdown are beginning to emerge, generating considerable nervousness and confusion among tech stock investors. If a tech-spending slowdown continues, then tech stocks will most likely be subjected to waves of indiscriminate selling.

     In recent months, many of the leading technology stocks and other high profile companies disappointed investors as expectations and performance experienced significant and highly visible "gaps". Confidence in the technology sector has been clearly tested and investors fear that one of the major risks that investors face in the technology arena today is the potential cut-back by companies on their spending for high-tech capital equipment. Absent this spending, business models may be compromised and what may have been lost amidst the earnings disappointments in the tech sector is the larger issue of to what extent tech companies' business models have been disrupted. What may be interpreted as a significant slowdown in economic growth may, in fact, be more "company-specific" than broader market-based.

                                 WHAT TO DO NEXT

     Provided that you have well defined, long-term financial goals and an investment strategy designed to achieve them, we encourage you to "stay the course" and remain invested for the long haul. However, if you feel your financial plan is out-of-date or incomplete, now is the time to make improvements. The best way to cope with short-term volatility is to adhere to a long-term plan that contains proven strategies, such as diversification and asset allocation among various financial markets, geographic regions, investment styles and individual securities. A long-term plan will give you the focus and perspective you need to put short-term volatility in its proper context.

     As longstanding advocates of financial planning, we have been encouraged by our shareholders' rational responses to the latest market events. Many of you tell us that you have a long-term strategy in place, which includes diversifying your investment portfolio among a number of different asset classes in accordance with your tolerance for risk. At the Unified Funds, our portfolio management teams include seasoned professionals who have encountered extreme market volatility in the past, giving them the perspective required to address risks and take advantage of opportunities in turbulent markets. In our view, having a well-defined set of financial goals, a disciplined long-term strategy and the help of experienced investment professionals are all fundamental parts of the correct way to invest.

     Using asset allocation strategies to achieve long-term investment goals seems particularly important in light of the recent market volatility and the impact it may have had on those who did not utilize asset allocation strategies. Utilization of a well-established asset allocation strategy may help you to stay disciplined and patient through all market cycles (i.e., through both market declines and advances). One of the key goals of (and benefits from) asset allocation is to establish a "comfortable" blend of investments that can help you stay invested long-term. Historically, staying invested long-term has produced impressive results in most asset classes. Consequently, we believe that it is important for you to continue to work closely with your financial advisor to establish a personalized asset allocation strategy that is designed specifically for your individual investment objective, time horizon, risk tolerance and investment preferences.

     According to the Financial Analysts Journal, asset allocation is one of the most important investment decisions that you can make. In fact, the Journal reported that over 91% of the variation in investment return is due to asset allocation. The Unified Funds have been established to work hand-in-hand with each investor's asset allocation strategy. Once your asset allocation strategy has been determined, it is critically important that it be property implemented. With this in mind, Unified Investment Advisers, Inc. and the Unified Funds launched the Unified Select Index Series, a series of no-load index funds to further advance the asset allocation strategies of our clients.

     Our portfolio managers are well respected for their consistency of management style, adherence to investment philosophy, and national reputations in their specialized investment disciplines. These benefits enable investors using the Unified Funds portfolios to create a diversified investment portfolio using the same approach as many large institutional investors. Your financial advisor can assist you in establishing and monitoring a sensible asset allocation strategy that can help you meet your long-term investment goals.

                                     SUMMARY

     The Federal Reserve continues to indicate by its actions and through its publications that when the economy slows to around a 1% annual rate, the Fed will initiate stimulative action, and when the economy nears a 4% annual rate, the Fed will implement restraints. This "soft landing" engineered by the Fed is maintaining the economy's gradual, non-inflationary growth with modest productivity gains. The long-term perspective anticipates that the economy will continue to grow at a healthy, low-inflationary rate in a 1-4% band for several years to come, provided that the existing Fed key personnel and its present philosophy should continue. The "steady-as-she-goes" policy at the Fed should continue to provide support for this market in the very near term, and should be an excellent foundation and fertile soil for long-term investments in equity markets.

     We expect slower growth and minor acceleration in inflation as the economy moves into the fourth quarter. Slower growth and stable inflation will make the Fed cautious in raising rates. While this approach is likely to please the markets, it will eventually put the Fed behind in its fight against higher prices.

     The economy continues to plod along at a controlled rate in what is proving to be an historically extensive period of economic expansion. Attention in coming months will be directed at the unemployment and wage reports and the economic and political conditions at home and abroad as giving clues to future inflation.

     While a recession is more probable than rapid growth in our opinion, what we think has the highest probability of occurring, however, is slow, sustainable real GDP growth in the 2-3% range or the so called soft landing scenario. In that scenario, inflation should remain relatively low, causing capital spending to continue to expand. Our funds remain well positioned to respond to this type of market environment.

     We have in the past cautioned in our reports to you that financial markets are not one-way streets and that investors should prepare for the occasional rough patch by maintaining a balanced portfolio of stock funds, bond funds, and money market funds. We believe that our earlier caution remains valid today.

     Up until this recent downturn, the United States economy was prospering with unemployment so low that the Federal Reserve was concerned that inflation would reaccelerate. The Federal Reserve had been leaning toward raising interest rates to prevent inflation.

     We are hopeful that the U.S. economy will continue to prosper in the months ahead, and that the Federal Reserve will continue its "soft landing" approach to control interest rates sufficiently and in a timely fashion, so as to allay concerns of investors about adverse developments at home and abroad. We will try to steer a course between defensiveness to preserve capital from the erosion of market declines, and yet make headway by investing in stocks likely to be favored by investors when risks are reduced so as to make progress for the stockholders over the long term.

                            OUR MONEY MARKET STRATEGY

     Unless unanticipated changes occur in the very near term, we expect inflation to remain subdued and interest rates to remain relatively low for the next few years, especially if the Federal Reserve in cooperation with the central banks of seven major industrial nations, can continue to be successful in maintaining slow, non-inflationary growth in their respective economies. In the near term, we believe that the greatest influence on interest rates will continue to be the rate of inflation.

     For some time now, our portfolio managers have been taking steps to assure high-grade, low-risk portfolios for the Unified Taxable Money Market Fund. They continue to stress quality by investing predominantly in the highest rating category tier-one securities. Our priorities are safety first, along with liquidity, quality and responsive services, and then yield. Our money market fund remains committed to professional responsiveness to the changing financial markets, ensuring that the Fund's portfolio continues to seek the highest possible safety, liquidity, services and returns consistent with your needs and the Fund's fundamental objectives and investment policies. In the meantime, as we all anxiously anticipate and monitor the economy, your Fund continues to provide high quality, conservative, investments with excellent service.

                           OUR V.O.I.C.E.(TM) PROGRAM

     The Unified Funds are proud of its innovative program, V.O.I.C.E. (Vision for Ongoing Investment in Charity and Education)(TM) by which individual and institutional customers of the Unified Funds can cause contributions to be made to educational, charitable, religious and other philanthropic not-for-profit organizations at no cost to the shareholder or the Funds.

     One of the primary focuses of the V.O.I.C.E. (TM) program is to support and supplement education in America by funding those not-for-profit organizations which assist our universities and colleges, especially endowments, foundations and general scholarship funds. The Program is just one of many ways that we can all give "a little bit of ourselves" back to our communities, schools, colleges, universities, churches and other not-for-profit organizations. This unique fundraising program was designed and invented by Unified Investment Advisers, Inc. to assist not-for-profit organizations in their funding efforts, and we hope that you will continue to participate in the Program and direct us to contribute on your behalf to the not-for-profit of your choosing. Numerous university/college endowments, foundations, general scholarship funds and not-for-profit organizations across the country are presently benefiting from the Program.

     In closing, we want to thank you for the opportunity to continue to serve your investment and philanthropic interests. Your business and personal relationship is sincerely appreciated here, and we look forward to providing the highest quality of service to you for many years to come.

                                            Respectfully Submitted,


                                            Timothy L. Ashburn
                                            President

                        ANNUAL REPORT FOR SHAREHOLDERS OF
                           THE STARWOOD STRATEGIC FUND
                                NOVEMBER 29, 2000

                       PERFORMANCE AND INVESTMENT SUMMARY

     Total Returns show how the value of the Fund's shares changed over a set period---in this case, since the commencement of investment in accordance with the Fund's objective on April 4, 1996---and assume that you held the shares through the entire period and reinvested all distributions into the Fund. These Total Return figures are compared to the benchmark performance of the S&P 500---a widely recognized, unmanaged index of common stocks. Please note that indices do not take into account fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index.


        Average Annual Total            Starwood
        Return for the Period           Strategic         S&P 500
       Ended September 30, 2000           Fund             Index
       ------------------------         ---------         -------

       Since Inception (4/4/96)*          9.16%            13.40%

       12 month                          27.80%            13.27%

       *Commencement of investment in accordance with the Fund's objective.

        Past performance does not predict future performance. The value of your shares may fluctuate and be higher or lower than their original cost at the time of redemption.


                        STARWOOD STRATEGIC FUND
                    GROWTH OF A $10,000 INVESTMENT

                           [OBJECT OMITTED]

                STARWOOD STRATEGIC FUND             S&P 500 INDEX

04/04/96              $10,000                          $10,000
09/30/96                7,690                           10,480
09/30/97                9,435                           14,443
09/30/98                9,475                           15,507
09/30/99               12,487                           19,558
09/30/00               15,959                           22,153



     The year 2000, which began with considerable ebullience in the stock market, underwent considerable changes. After several years when investors emphasized fast growing high technology stocks (and growth stocks in other industries were overlooked), a change occurred by the end of the first half. Gradually investors tended to refocus their attention from the high priced high technology stocks to the more consistently growing companies. Also, during the last year and a half, the Federal Reserve has tried to slow the growth of the economy because it believed the fast growth was likely to rekindle inflation. While inflation did not increase, the economy continued to grow during this period faster than the Federal Reserve thought healthy. Finally, in May, the Federal Reserve raised interest rates by 1/2 of 1%, or twice the amount by which it had increased interest rates five times before. Also, Alan Greenspan, the Chairman of the Federal Reserve, opined at that time that he felt the performance of the stock market might contribute to inflation by stimulating consumer purchases. These events combined to create an uncertain environment, so that consumers slowed their purchases of goods and services and the interest of investors in the stock market slackened.

     By the end of the summer, there were some signs that the economy was reaccelerating and that the stock market would rise again. However, uncertainty caused by the unexpected sharp increase in the price of oil and the related decline of the Eurodollar, again affected consumers and investors adversely. Then the extraordinarily close results of the presidential election and the subsequent maneuvering of the candidates undoubtedly contributed to the further uncertainty over the short term.

     We made a number of changes in the portfolios during the year, trying to adjust to the changes in trends and opportunities. At times we held substantial cash. By the fall of this year we had transformed the portfolio from an emphasis on high tech stocks, which formerly had performed very well, to an emphasis on growth companies in other industries which we believe will be favored by investors in the year ahead.

     Although we prefer to hold stocks for long periods, the several important transitions of this year influenced us to make more transactions and change the portfolio considerably more than usual. We will remain vigilant to understand the trends and opportunities in the stock market and strive to invest in those investments where we view the probabilities for success, particularly over the long term as propitious.

     We appreciate your participation in the Starwood Strategic Fund. We will continue to strive for outstanding performance over the long term. We wish you a happy holiday season.

Cordially,

Andrew E. Beer

THE TAXABLE MONEY MARKET FUND

MANAGED BY:  JACK R. ORBEN

PERFORMANCE

     To measure a money market fund's performance, you can look at either total return or yield. Total return reflects both the change in a fund's share price over a given period, and reinvestment of its dividends (or income). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance.

     An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

INVESTMENT REVIEW

Q: WHY SHOULD INVESTORS CONSIDER INVESTING IN THE UNIFIED TAXABLE MONEY MARKET FUND? A: A prudent wealth-building strategy includes placing the "cash" portion of an investor's portfolio into liquid and very conservative investments. Money market funds are an excellent and suitable investment option for money which is awaiting near term utilization into more aggressive, higher yielding investments, or, that you wish to keep readily available to meet emergencies and/or unanticipated events.

Q: FOR THE PREVIOUS SIX-MONTH PERIOD, HOW WOULD YOU DESCRIBE THE ECONOMIC CLIMATE THAT AFFECTED THE TYPES OF INSTRUMENTS IN WHICH MONEY MARKET MUTUAL FUNDS INVEST? A: Over the previous six months the specter of inflation has continued to dominate the economic environment. The Federal Reserve's raising of interest rates has impacted both the stock and bond markets, tending to drive prices down. Bond yields move inversely to prices, so they have increased over the last six months, including yields on short-term securities in the money market fund.

Q: HOW HAVE YOU RESPONDED TO THESE CHANGING CONDITIONS?
A: We have endeavored to maximize our yields by favoring commercial paper and locking in high rates for government securities of longer duration. We plan to continue this strategy until the interest rate environment shows signs of settling.

Q: HOW HAVE WE POSITIONED THE FUND FOR THE FUTURE?
A: For some time now we have been taking steps to assure a high-grade, low-risk portfolio for the Unified Taxable Money Market Fund. Our priorities are safety first, along with liquidity, and yield second. Our money market fund portfolio manager remains committed to professional responsiveness to the changing financial markets, ensuring that the Unified portfolio continues to seek the highest possible safety and returns consistent with the fundamental objectives and investment policies of the portfolio. In the meantime, as we anticipate and monitor the economy, your fund continues to provide high quality, conservative investments with excellent service. Moving forward, we plan to continue to increase the concentration of the fund invested in high-grade commercial paper, which generates, on average, higher yields than government agency discount notes. By continuing this trend and buying securities of sizes and durations that are keyed to expectations in interest rate movement, we intend to position the Fund to deliver the highest yields for the least amount of risk.

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2000

THE STARWOOD STRATEGIC FUND

COMMON STOCKS - 95.7%                                                     SHARES                         VALUE
BUILDING MATERIALS - 3.1%
Home Depot, Inc.                                                           1,600                    $     84,700
                                                                                                   -----------------
COMMUNICATIONS EQUIPMENT - 5.4%
Qualcomm, Inc.                                                             2,100                         149,625
                                                                                                   -----------------
COMPUTER EQUIPMENT/SERVICE - 6.4%
Art Technology Group, Inc. (a)                                               900                          85,275
Emulex Corp. (a)                                                             750                          91,875
                                                                                                   -----------------
                                                                                                         177,150
                                                                                                   -----------------
COMPUTER HARDWARE - 9.3%
EMC Corp. (a)                                                                850                          84,575
Flextronics International Ltd. (a)                                         1,100                          90,338
Hewlett-Packard Co.                                                          850                          82,344
                                                                                                   -----------------
                                                                                                         257,257
                                                                                                   -----------------
COMPUTER STORAGE PRODUCTS - 2.9%
SanDisk Corp. (a)                                                          1,200                          80,100
                                                                                                   -----------------
COMPUTER SYSTEMS - 6.2%
Citrix Systems, Inc. (a)                                                   2,000                          40,125
Commerce One, Inc. (a)                                                     1,100                          86,350
International Business Machines Corp.                                        400                          45,900
                                                                                                   -----------------
                                                                                                         172,375
                                                                                                   -----------------
DIVERSIFIED CONGLOMERATES - 1.2%
DoubleClick, Inc. (a)                                                      1,000                          32,000
                                                                                                   -----------------
DRUGS & HEALTHCARE - 7.4%
Genentech, Inc. (a)                                                        1,100                         204,256
                                                                                                   -----------------
ELECTRIC EQUIPMENT - 14.7%
CTS Corp.                                                                  1,600                          81,000
Maxim Integrated Product, Inc. (a)                                         1,100                          88,481
Sanmina Corp. (a)                                                            850                          79,581
Solectron Corp. (a)                                                        1,900                          87,638
Technitrol, Inc.                                                             700                          70,700
                                                                                                   -----------------
                                                                                                         407,400
                                                                                                   -----------------
ELECTRONICS - 9.3%
Analog Devices, Inc. (a)                                                     950                          78,434
Jabil Circuit, Inc. (a)                                                    1,500                          85,125
SCI Systems, Inc. (a)                                                      2,300                          94,300
                                                                                                   -----------------
                                                                                                         257,859
                                                                                                   -----------------
FINANCIAL SERVICES - 3.2%
Fiserv, Inc. (a)                                                           1,500                          89,813
                                                                                                   -----------------
SCHEDULE OF INVESTMENTS - CONTINUED
SEPTEMBER 30, 2000

THE STARWOOD STRATEGIC FUND - CONTINUED

COMMON STOCKS - CONTINUED                                                 SHARES                         VALUE
HEALTHCARE SERVICES - 3.1%
Oxford Health Plans, Inc. (a)                                              2,800                     $    86,056
                                                                                                   -----------------
INSURANCE - 3.1%
Marsh & McLennan Cos., Inc. (a)                                              650                          86,287
                                                                                                   -----------------
MANUFACTURING DIVERSIFIED - 3.2%
Vitesse Semiconductor Corp. (a)                                            1,000                          88,937
                                                                                                   -----------------
MEDICAL PRODUCTS - 1.2%
Genzyme Corp. (a)                                                            500                          34,094
                                                                                                   -----------------
SEMICONDUCTORS - 5.5%
Exar Corp. (a)                                                               800                          96,800
Integrated Devise Technology, Inc. (a)                                       600                          54,300
                                                                                                   -----------------
                                                                                                         151,100
                                                                                                   -----------------
SOFTWARE PRODUCTS - 6.5%
Peoplesoft, Inc. (a)                                                       2,500                          69,844
Siebel Systems, Inc. (a)                                                   1,000                         111,313
                                                                                                   -----------------
                                                                                                         181,157
                                                                                                   -----------------
TELECOMMUNICATIONS - 4.0%
InterDigital Communications Corp. (a)                                      7,970                         111,580
                                                                                                   -----------------

   TOTAL COMMON STOCKS                                                                                 2,651,746
                                                                                                   -----------------


TOTAL INVESTMENTS -95.7% (COST $2,701,888)                                                             2,651,746
                                                                                                   -----------------
OTHER ASSETS LESS LIABILITIES - 4.3%                                                                     120,179
                                                                                                   -----------------
TOTAL NET ASSETS - 100.0%                                                                            $ 2,771,925
                                                                                                   =================

(a) Non-income producing security

See accompanying notes which are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS - CONTINUED
SEPTEMBER 30, 2000

THE TAXABLE MONEY MARKET FUND
                                                                          PRINCIPAL
                                                                            AMOUNT                         VALUE

COMMERCIAL PAPER - 62.3%
American Home Products Corp., 6.48%  10/30/2000                             2,000,000                     $ 1,989,560
AT& T Corp. 6.59%, 11/2/2000                                                1,970,000                       1,958,460
Bell South 6.46%, 10/18/2000                                                2,000,000                       1,993,899
Coca Cola Co., 6.44%, 12/11/2000                                            1,825,000                       1,801,820
Consolidated Natural Gas, 6.58%, 11/6/2000                                  2,000,000                       1,986,840
Exxon Mobil 6.46%, 10/24/2000                                               2,000,000                       1,991,746
Florida Power & Light, 6.46%, 11/2/2000                                     2,000,000                       1,988,516
Ford Motor Credit Co. 6.46%, 10/12/2000                                     2,000,000                       1,996,052
GE Capital Corp. 7.578%, 10/13/2000                                         1,970,000                       1,959,148
General Motors Acceptance Corp. 6.54%, 10/05/2000                           1,900,000                       1,898,620
Gillette Company, 6.47%, 10/16/2000                                         2,000,000                       1,994,608
Natural Rural Utilities Cooperative Finance Corp., 6.47% 11/28/2000         2,000,000                       1,979,152
Verizon Global 6.49%, 10/19/2000                                            1,776,000                       1,758,185
The Walt Disney Co. 6.54%, 10/23/2000                                       1,950,000                       1,942,207

    TOTAL COMMERCIAL PAPER (COST $27,238,813)                                                              27,238,813
                                                                                                         ------------

U.S. GOVERNMENT SECURITIES - 22.9%

Federal National Mortgage Association, 5.18%, 11/17/2000                    2,000,000                       1,996,422
Federal Home Loan Bank 6.521%, 9/28/2001                                    2,000,000                       2,000,555
Federal Home Loan Bank 6.875%, 8/28/2001                                    2,000,000                       2,000,000
Federal Home Loan Bank 6.52%, 3/28/2001                                     1,000,000                         999,231
Federal Home Loan Bank 6.50%, 5/15/2001                                     1,000,000                         998,668
Federal Home Loan Bank 6.50%, 9/19/2001                                     2,000,000                       1,999,419

    TOTAL U.S. GOVERNMENT SECURITIES (COST $9,994,295)                                                      9,994,295
                                                                                                         ------------

REPURCHASE AGREEMENT - 12.4%
Firstar Bank Repo. 4.25%, 10/02/2000
(Collateralized by GNMA Adjustable Rate 6.00%, Market Value $5,533,657, 11/20/2029)
TOTAL REPURCHASE AGREEMENT (COST 5,425,000)                                                                 5,425,000
                                                                                                         ------------

TOTAL INVESTMENTS - 97.6% (COST $42,658,108)                                                               42,658,108
                                                                                                         ------------
OTHER ASSETS AND LIABILITIES - 2.4%                                                                         1,057,125
                                                                                                         ------------
TOTAL NET ASSETS - 100%                                                                                  $ 43,715,233
                                                                                                         ============
See accompanying notes which are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS - CONTINUED
SEPTEMBER 30, 2000

THE UNIFIED SELECT INTERNET FUND

COMMON STOCKS - 93.5%                                                     SHARES                         VALUE

COMPUTER HARDWARE - DIVERSIFIED - 3.0%
International Business Machines Corp.                                        395                 $      45,326
                                                                                                 -----------------
COMPUTER HARDWARE -EQUIPMENT - 9.9%
Cisco Systems, Inc. (a)                                                      797                        44,034
EMC Corp. (a)                                                                515                        51,243
Juniper Networks, Inc. (a)                                                   250                        54,734
                                                                                                 -----------------
                                                                                                       150,011
                                                                                                 -----------------
COMPUTER SOFTWARE - CORPORATE, PROFESSIONAL & FINANCIAL - 15.2%
Ariba, Inc. (a)                                                              328                        46,991
Click Commerce, Inc. (a)                                                   1,785                        76,309
Matrixone, Inc. (a)                                                        1,265                        50,600
Siebel Systems, Inc. (a)                                                     506                        56,324
                                                                                                 -----------------
                                                                                                       230,224
                                                                                                 -----------------
COMPUTER SOFTWARE - INTERNET & INTRANET SERVICES - 9.5%
724 Solutions, Inc. (a)                                                      985                        46,788
Inktomi Corp. (a)                                                            415                        47,310
Niku Corp. (a)                                                             2,050                        49,969
                                                                                                 -----------------
                                                                                                       144,067
                                                                                                 -----------------
COMPUTER SOFTWARE - MISCELLANEOUS - 16.9%
Check Point Software Technologies, Inc. (a)                                  325                        51,188
Interwoven, Inc. (a)                                                         535                        60,488
Network Associates, Inc. (a)                                               2,235                        50,567
Oracle Corp. (a)                                                             655                        51,581
Ulticom, Inc. (a)                                                            890                        41,941
                                                                                                 -----------------
                                                                                                       255,765
                                                                                                 -----------------
DIVERSIFIED SERVICES  - 3.5%
TMP Worldwide, Inc. (a)                                                      650                        52,325
                                                                                                 -----------------
MEDIA - INTERNET & ONLINE SERVICE PROVIDERS - 6.0%
America Online, Inc. (a)                                                     904                        48,590
Yahoo!, Inc. (a)                                                             472                        42,952
                                                                                                 -----------------
                                                                                                        91,542
                                                                                                 -----------------
ELECTRONICS - SEMICONDUCTORS  - 2.7%
TriQuint Semiconductor, Inc. (a)                                           1,137                        41,429
                                                                                                 -----------------
TELECOMMUNICATIONS - INTERNET & ONLINE - 21.5%
Exodus Communications, Inc. (a)                                            4,800                       237,000
Genuity, Inc. (a)                                                          6,635                        43,335
Satyam Infoway Ltd. (a) (b)                                                3,315                        44,960
                                                                                                 -----------------
                                                                                                       325,295
                                                                                                 -----------------
TELECOMMUNICATIONS - EQUIPMENT - 2.5%
Accelerated Networks, Inc. (a)                                             2,250                        37,969
                                                                                                 -----------------
SCHEDULE OF INVESTMENTS - CONTINUED
SEPTEMBER 30, 2000

THE UNIFIED SELECT INTERNET FUND - CONTINUED

COMMON STOCKS - CONTINUED                                                 SHARES                        VALUE

TELECOMMUNICATIONS - MISCELLANEOUS SERVICES - 2.8%
Critical Path, Inc. (a)                                                      695                 $     42,221
                                                                                                 -----------------

TOTAL COST OF COMMON STOCKS ($1,111,934)                                   5,127                    1,416,174
                                                                                                 -----------------

TOTAL INVESTMENTS - 93.5 % (COST $1,111,934)                                                        1,416,174
                                                                                                 -----------------
OTHER ASSETS LESS LIABILITIES - 6.5%                                                                   97,766
                                                                                                 -----------------
TOTAL NET ASSETS - 100.0%                                                                        $  1,513,940
                                                                                                 =================

(a) Non-income producing security
(b) American Depositary Receipt

See accompanying notes which are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS - CONTINUED
SEPTEMBER 30, 2000

THE UNIFIED SELECT 30 INDEX FUND

MUTUAL FUNDS - 95.7%                                                      SHARES                         VALUE

Orbitex Focus 30 Fund                                                      1,024                      $   18,399
                                                                                                     -----------------

TOTAL INVESTMENTS - 95.7% (COST $20,755)                                                                  18,399
                                                                                                     -----------------
OTHER ASSETS IN EXCESS OF LIABILITIES - 4.3%                                                                 827
                                                                                                     -----------------
TOTAL NET ASSETS  - 100.0%                                                                            $   19,226
                                                                                                     =================

See accompanying notes which are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS - CONTINUED
SEPTEMBER 30, 2000

THE UNIFIED SELECT 500 INDEX FUND

MUTUAL FUNDS - 80.6%                                                      SHARES                          VALUE

Vanguard 500 Index Fund                                                    1,054                     $    139,762
                                                                                                     -----------------

TOTAL INVESTMENTS - 80.6% (COST $141,081)                                                                 139,762
                                                                                                     -----------------
OTHER ASSETS LESS LIABILITIES - 19.4%                                                                      33,586
                                                                                                     -----------------
TOTAL NET ASSETS - 100.0%                                                                            $    173,348
                                                                                                     =================

See accompanying notes which are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS - CONTINUED
SEPTEMBER 30, 2000

THE UNIFIED SELECT 2000 INDEX FUND

MUTUAL FUNDS - 89.9%                                                      SHARES                          VALUE

Vanguard Small-Cap Index Fund                                                500                    $      12,230
                                                                                                    -----------------

TOTAL INVESTMENTS - 89.9% (COST $11,482)                                                                   12,230
                                                                                                    -----------------
OTHER ASSETS LESS LIABILITIES - 10.1%                                                                       1,368
                                                                                                    -----------------
TOTAL NET ASSETS - 100.0%                                                                           $      13,598
                                                                                                    =================
See accompanying notes which are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS - CONTINUED
SEPTEMBER 30, 2000

THE UNIFIED SELECT INTERNATIONAL EQUITY INDEX FUND

MUTUAL FUNDS - 106.9%                                                     SHARES                          VALUE

Vanguard International Growth Fund                                           538                    $      11,193
                                                                                                    -----------------

TOTAL INVESTMENTS - 106.9% (COST $12,012)                                                                  11,193
                                                                                                    -----------------
LIABILITIES IN EXCESS OF OTHER ASSETS - (6.9)%                                                               (726)
                                                                                                    -----------------
TOTAL NET ASSETS - 100.0%                                                                           $      10,467
                                                                                                    =================

See accompanying notes which are an integral part of the financial statements.


SCHEDULE OF INVESTMENTS - CONTINUED
SEPTEMBER 30, 2000

THE UNIFIED SELECT REIT INDEX FUND

   *Investment in accordance with the objective had not commenced at this time.

THE UNIFIED SELECT BOND INDEX FUND

   *Investment in accordance with the objective had not commenced at this time.

THE UNIFIED SELECT MONEY MARKET FUND

   *Investment in accordance with the objective had not commenced at this time.

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000
                                                                      The Taxable       The Unified
                                                     The Starwood     Money Market     Select Internet
                                                    Strategic Fund        Fund              Fund
                                                   ---------------   --------------   -----------------

ASSETS

      Investment in securities                        $ 2,651,746      $ 42,658,108       $ 1,416,174
      Cash                                                 77,812         1,012,983           102,882
      Dividend receivable                                      41                 0                 0
      Interest receivable                                       0            82,701                 0
      Receivable for fund shares sold                           0                 5                 0
      Receivable for investments sold                      44,699                 0                 0
      Due from Advisor                                          0                 0                 0
                                                   ---------------   ---------------  -----------------

      TOTAL ASSETS                                      2,774,298        43,753,797         1,519,056

LIABILITIES

      Accrued shareholder servicing fee                       723             5,002                 0
      Accrued investment advisory fee                       1,168            30,023               248
      Accrued 12b-1 fee                                       482             3,336                 0
      Dividend payable                                          0               203                 0
      Payable for fund shares redeemed                          0                 0             4,868
      Payable for investments purchased                         0                 0                 0
      Payable to custodian bank                                 0                 0                 0
                                                   ---------------   ---------------  -----------------

      TOTAL LIABILITIES                                     2,373            38,564             5,116

NET ASSETS                                            $ 2,771,925      $ 43,715,233       $ 1,513,940
                                                   ===============   ===============  =================

NET ASSETS CONSIST OF:

     Paid in capital                                    2,451,128        43,717,395         1,141,921
     Accumulated undistributed net
          investment income (loss)                              0                 0                 0
     Accumulated undistributed net
          realized gain (loss) on investments             370,939            (2,162)           67,779
     Net unrealized appreciation
          (depreciation) on investments                   (50,142)                0           304,240
                                                   ---------------   ---------------  -----------------

NET ASSETS                                            $ 2,771,925      $ 43,715,233       $ 1,513,940
                                                   ===============   ===============  =================

Shares of capital stock
     Outstanding (no par value,
     unlimited shares authorized)                         226,127        43,717,395           124,416

Net asset value per share, offering
     and redemption price                                  $12.26             $1.00            $12.17

STATEMENTS OF ASSETS AND LIABILITIES - CONTINUED
SEPTEMBER 30, 2000
                                                                                               The Unified
                                                                                                  Select
                                            The Unified       The Unified      The Unified     International
                                          Select 30 Index   Select 500 Index   Select 2000     Equity Index
                                               Fund              Fund             Fund             Fund
                                          ---------------   ----------------   -------------   -------------

ASSETS

      Investment in securities               $ 18,399         $ 139,762          $ 12,230        $ 11,193
      Cash                                          0            78,222             1,272             775
      Dividend receivable                           0                 0                 0               0
      Interest receivable                           0                 0                 0               0
      Receivable for fund shares sold           2,200            17,391               144               0
      Receivable for investments sold           3,000                 0                 0               0
      Due from Advisor                              6                 0                 0               0
                                          ---------------   ----------------   -------------   -------------

      TOTAL ASSETS                             23,605           235,375            13,646          11,968

LIABILITIES

      Accrued shareholder servicing fee             0                 0                 0               0
      Accrued investment advisory fee               0                27                 4               1
      Accrued 12b-1 fee                             0                 0                 0               0
      Dividend payable                              0                 0                44               0
      Payable for fund shares redeemed              0                 0                 0           1,500
      Payable for investments purchased             0            62,000                 0               0
      Payable to custodian bank                 4,379                 0                 0               0
                                          ---------------   ----------------   -------------   -------------

      TOTAL LIABILITIES                         4,379            62,027                48           1,501

NET ASSETS                                   $ 19,226         $ 173,348          $ 13,598        $ 10,467
                                          ===============   ================   =============   =============

NET ASSETS CONSIST OF:

     Paid in capital                           20,230           173,762            11,743          10,299
     Accumulated undistributed net
          investment income (loss)              5,597               124               725             275
     Accumulated undistributed net
          realized gain (loss) on investments  (4,245)              781               382             712
     Net unrealized appreciation
          (depreciation) on investments        (2,356)           (1,319)              748            (819)
                                          ---------------   ----------------   -------------   --------------

NET ASSETS                                   $ 19,226          $ 173,348         $ 13,598        $ 10,467
                                          ===============   ================   =============   ==============

Shares of capital stock
     Outstanding (no par value,
     unlimited shares authorized)               2,129             16,049            1,193           1,069

Net asset value per share, offering
     and redemption price                       $9.03             $10.80           $11.40           $9.79



STATEMENTS OF ASSETS AND LIABILITIES - CONTINUED
SEPTEMBER 30, 2000

                                                 The Unified         The Unified        The Unified
                                                 Select REIT         Select Bond        Select Money
                                                Index Fund (a)      Index Fund (a)     Market Fund (a)
                                               -----------------   -----------------  ------------------

ASSETS

      Investment in securities                   $        0           $        0        $         0
      Cash                                                0                    0                  0
      Dividend receivable                                 0                    0                  0
      Interest receivable                                 0                    0                  0
      Receivable for fund shares sold                     0                    0                  0
      Receivable for investments sold                     0                    0                  0
      Due from Advisor                                    0                    0                  0
                                               -----------------   -----------------   -----------------

      TOTAL ASSETS                                        0                    0                  0

LIABILITIES

      Accrued shareholder servicing fee                   0                    0                  0
      Accrued investment advisory fee                     0                    0                  0
      Accrued 12b-1 fee                                   0                    0                  0
      Dividend payable                                    0                    0                  0
      Payable for fund shares redeemed                    0                    0                  0
      Payable for investments purchased                   0                    0                  0
      Payable to custodian bank                           0                    0                  0
                                               -----------------   -----------------   -----------------

      TOTAL LIABILITIES                                   0                    0                  0

NET ASSETS                                       $        0          $         0         $        0
                                               =================   =================   =================

NET ASSETS CONSIST OF:

     Paid in capital                                      0                    0                  0
     Accumulated undistributed net
          investment income (loss)                        0                    0                  0
     Accumulated undistributed net
          realized gain (loss) on investments             0                    0                  0
     Net unrealized appreciation
          (depreciation) on investments                   0                    0                  0
                                               -----------------   -----------------   -----------------

NET ASSETS                                       $        0          $         0         $        0
                                               =================   =================   =================

Shares of capital stock
     Outstanding (no par value,
     unlimited shares authorized)                         0                    0                  0

Net asset value per share, offering
     and redemption price                             $0.00                $0.00              $0.00

(a) Investment in accordance with objective had not commenced at this time.

See accompanying notes which are an integral part of the financial statements.

STATEMENTS OF OPERATIONS
SEPTEMBER 30, 2000
                                                                      The Taxable       The Unified
                                                  The Starwood        Money Market     Select Internet
                                                 Strategic Fund          Fund               Fund
                                                ------------------   ---------------   -----------------

INVESTMENT INCOME:

      Dividend income                             $     1,554         $         0         $        16
      Interest income                                   6,266           2,452,094                   0
      Miscellaneous income                                246                   0                   0
                                                -----------------   ----------------   -----------------
            Total net income                            8,066           2,452,094                  16
                                                -----------------   ----------------   -----------------

EXPENSES:

      Shareholder servicing fee                         3,941              65,850                   0
      Investment advisory fee                          13,412             395,102               9,094
      12b-1 fee                                         2,628              43,900                   0
      Tax expense                                           0                   0                   0
                                                -----------------   ----------------   -----------------
            Total net expenses                         19,981             504,852               9,094
                                                -----------------   ----------------   -----------------
NET INVESTMENT INCOME (LOSS)                          (11,915)          1,947,242              (9,078)
                                                -----------------   ----------------   -----------------


REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS

     Net realized gain (loss) on investments          537,100                   0              96,189
     Change in net unrealized appreciation
        (depreciation) on investment securities      (304,852)                  0             421,227
                                                -----------------   ----------------   -----------------
     Net realized and unrealized gain/(loss)
     on investment securities                         232,248                   0             517,416
                                                -----------------   ----------------   -----------------

INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS                     $  220,333         $ 1,947,242           $ 508,338
                                                =================   ================   =================

See accompanying notes which are an integral part of the financial statements.


STATEMENTS OF OPERATIONS - CONTINUED
SEPTEMBER 30, 2000

                                                                                                The Unified
                                                                                                  Select
                                                The Unified      The Unified    The Unified     International
                                                 Select 30       Select 500     Select 2000     Equity Index
                                                Index Fund       Index Fund     Index Fund         Fund
                                               -------------    -------------   -------------  --------------

INVESTMENT INCOME:

      Dividend income                             $     0          $    360        $    86        $     78
      Interest income                                   0                 0              0               0
      Miscellaneous income                              0                 0              0               0
                                               -------------    -------------   -------------  --------------
            Total net income                            0               360             86              78
                                               -------------    -------------   -------------  --------------

EXPENSES:

      Shareholder servicing fee                         0                 0              0               0
      Investment advisory fee                         171               138             44              32
      12b-1 fee                                         0                 0              0               0
      Tax expense                                       0                13              0               0
                                               -------------   --------------   -------------  --------------
            Total net expenses                        171               151             44              32
                                               -------------   --------------   -------------  --------------
NET INVESTMENT INCOME (LOSS)                         (171)              209             42              46
                                               -------------   --------------   -------------  --------------


REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS

     Net realized gain (loss) on investments       (4,245)              781            382             712
     Net realized gain from other investment
        companies                                   5,768                46            727             274
     Change in net unrealized appreciation
        (depreciation) on investment securities      (628)             (588)           795            (748)
                                               -------------   --------------   -------------  --------------
     Net realized and unrealized gain/(loss)
     on investment securities                         895               239          1,904             238
                                               -------------   --------------   -------------  --------------

INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS                    $   724           $   448      $   1,946        $    284
                                               =============   ==============   =============  ==============


See accompanying notes which are an integral part of the financial statements.


STATEMENTS OF OPERATIONS - CONTINUED
SEPTEMBER 30, 2000

                                                The Unified        The Unified        The Unified
                                                Select REIT        Select Bond        Select Money
                                               Index Fund (a)     Index Fund (a)     Market Fund (a)
                                               ---------------   -----------------  -------------------

INVESTMENT INCOME:

      Dividend income                              $    0            $    0              $    0
      Interest income                                   0                 0                   0
      Miscellaneous income                              0                 0                   0
                                               --------------    -----------------   ------------------
            Total net income                            0                 0                   0
                                               --------------    -----------------   ------------------

EXPENSES:

      Shareholder servicing fee                         0                 0                   0
      Investment advisory fee                           0                 0                   0
      12b-1 fee                                         0                 0                   0
      Tax expense                                       0                 0                   0
                                               ---------------   -----------------   ------------------
            Total net expenses                          0                 0                   0
                                               ---------------   -----------------   ------------------
NET INVESTMENT INCOME (LOSS)                            0                 0                   0
                                               ---------------   -----------------   ------------------


REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS

     Net realized gain (loss) on investments            0                 0                   0
     Change in net unrealized appreciation
        (depreciation) on investment securities         0                 0                   0
                                               ---------------   -----------------   ------------------
     Net realized and unrealized gain/(loss)
     on investment securities                           0                 0                   0
                                               ---------------   -----------------   ------------------

INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS                     $    0             $   0              $    0
                                               ===============   =================   ==================


(a)  Investment in accordance with objective had not commenced at this time.

See accompanying notes which are an integral part of the financial statements.


STATEMENT OF CHANGES IN NET ASSETS
THE STARWOOD STRATEGIC FUND

                                                                   For the             For the
                                                                  year ended         period ended
                                                                Sept. 30, 2000      Sept. 30, 1999
                                                              -----------------    -----------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net investment loss                                            $ (11,915)           $ (7,544)
   Net realized gain on investment securities                       537,100              53,568
   Change in net unrealized appreciation (depreciation)            (304,852)            266,771
                                                              -----------------    -----------------
   Net increase in net assets resulting from operations             220,333             312,795
                                                              -----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                             0                   0
   From net realized gain                                          (185,333)           (195,436)
                                                              -----------------    -----------------
   Total distributions                                             (185,333)           (195,436)
                                                              -----------------    -----------------
SHARE TRANSACTIONS
   Net proceeds from sale of shares                              1,204,014              670,819
   Shares issued in reinvestment of distributions                  183,032              193,107
   Shares redeemed                                                (134,613)            (499,857)
                                                              -----------------    -----------------
NET INCREASE IN NET ASSETS RESULTING
   FROM SHARE TRANSACTIONS                                       1,252,433              364,069
                                                              -----------------    -----------------
   TOTAL INCREASE IN NET ASSETS                                  1,287,433              481,428
                                                              -----------------    -----------------

Net Assets
   Beginning of period                                           1,484,492            1,003,064
                                                              -----------------    -----------------
   End of period [including undistributed net
      investment income of $0 and $0, respectively]            $ 2,771,925          $ 1,484,492
                                                              =================    =================

Shares of capital stock of the Fund sold and redeemed:

         Shares sold                                                80,446               66,011
         Shares issued to shareholders in reinvestment
             dividends and distributions                            12,693               20,922
                                                              -----------------    -----------------
                                                                    93,139               86,933
Shares redeemed                                                    (10,435)             (50,886)
                                                              -----------------    -----------------
NET INCREASE (DECREASE) IN NUMBER OF
        SHARES OUTSTANDING                                          82,704               36,047
                                                              =================    =================
See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
THE TAXABLE MONEY MARKET FUND

                                                                       For the                For the
                                                                      year ended           period ended
                                                                   Sept. 30, 2000         Sept. 30, 1999
                                                                 ------------------     -----------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net investment income                                             $ 1,947,242           $ 2,139,865
   Net realized gain (loss) on investment securities                           0                (2,162)
                                                                 ------------------     -----------------
   Net increase in net assets resulting from operations                1,947,242             2,137,703
                                                                 ------------------     -----------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                         (1,947,242)           (2,139,865)
   From net realized gain                                                      0                     0
                                                                 ------------------     -----------------
   Total distributions                                                (1,947,242)           (2,139,865)
                                                                 ------------------     -----------------
SHARE TRANSACTIONS
   Net proceeds from sale of shares                                  137,721,205           137,800,780
   Shares issued in reinvestment of distributions                      1,769,668             2,095,974
   Shares redeemed                                                  (148,188,723)         (153,056,816)
                                                                 ------------------     -----------------
NET INCREASE IN NET ASSETS RESULTING
   FROM SHARE TRANSACTIONS                                            (8,697,850)          (13,160,062)
                                                                 ------------------     -----------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                            (8,697,850)          (13,162,224)
                                                                 ------------------     -----------------

Net Assets
   Beginning of period                                                52,413,083            65,575,307
                                                                 ------------------     -----------------
   End of period [including undistributed net
      investment income of $0 and $0, respectively]                 $ 43,715,233          $ 52,413,083
                                                                 ==================     =================

Shares of capital stock of the Fund sold and redeemed:

        Shares sold                                                  137,721,204           137,798,618
        Shares issued to shareholders in reinvestment
             of dividends and distributions                            1,769,668             2,095,974
                                                                 ------------------     -----------------
                                                                     139,490,872           139,894,592

        Shares redeemed                                             (148,188,724)         (153,056,816)
                                                                 ------------------     -----------------

NET INCREASE (DECREASE) IN NUMBER OF
        SHARES OUTSTANDING                                            (8,697,850)          (13,162,224)
                                                                 ==================     =================

See accompanying notes which are an integral part of the financial statements.


STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
THE UNIFIED SELECT INTERNET FUND

                                                                          For the                  For the
                                                                        year ended               period ended
                                                                      Sept. 30, 2000          Sept. 30, 1999 (b)
                                                                   ---------------------     ---------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net investment loss                                                         $ (9,078)                 $ (1,436)
   Net realized gain (loss) on investment securities                             96,189                   (19,331)
   Change in net unrealized appreciation (depreciation)                         421,227                  (116,987)
                                                                   ---------------------     ---------------------
   Net increase in net assets resulting from operations                         508,338                  (137,754)
                                                                   ---------------------     ---------------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                                         0                         0
   From net realized gain                                                             0                         0
                                                                   ---------------------     ---------------------
   Total distributions                                                                0                         0
                                                                   ---------------------     ---------------------
SHARE TRANSACTIONS
   Transfer in kind
   Net proceeds from sale of shares                                           1,056,150                 2,041,334
   Shares issued in reinvestment of distributions                                     0                         0
    Cost of shares redeemed                                                  (1,769,789)                 (184,339)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM SHARE TRANSACTIONS                                                     (713,639)                1,856,995
                                                                   ---------------------     ---------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (205,301)                1,719,241
                                                                   ---------------------     ---------------------

Net Assets

   Beginning of period                                                        1,719,241                         0
                                                                   ---------------------     ---------------------
   End of period [including undistributed net
      investment income of $0 and $0, respectively]                         $ 1,513,940               $ 1,719,241
                                                                   =====================     =====================


Shares of capital stock of the Fund sold and redeemed:
        Shares sold                                                              70,770                   205,296
        Shares issued to shareholders in reinvestment of
            dividends and distributions                                               0                         0
                                                                   ---------------------     ---------------------
                                                                                 70,770                   205,296

         Shares redeemed                                                       (133,150)                  (18,500)
                                                                   ---------------------     ---------------------
Net increase (decrease) in number of
          Shares outstanding                                                    (62,380)                  186,796
                                                                   =====================     =====================

See accompanying notes which are an integral part of the financial statements.


STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
THE UNIFIED SELECT 30 INDEX FUND

                                                                            For the               For the
                                                                          year ended           period ended
                                                                        Sept. 30, 2000       Sept. 30, 1999 (b)
                                                                       -----------------     -----------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net investment income (loss)                                                 $ 5,597                 $ (43)
   Net realized loss on investment securities                                    (4,245)                    0
   Change in net unrealized depreciation                                           (628)               (1,728)
                                                                       -----------------     -----------------
   Net increase (decrease) in net assets resulting from operations                  724                (1,771)
                                                                       -----------------     -----------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                                         0                     0
   From net realized gain                                                             0                     0
                                                                       -----------------     -----------------
   Total distributions                                                                0                     0
                                                                       -----------------     -----------------
SHARE TRANSACTIONS
   Net proceeds from sale of shares                                              76,938                60,322
   Shares issued in reinvestment of distributions                                     0                     0
   Shares redeemed                                                             (109,244)               (7,743)
                                                                       -----------------     -----------------
NET DECREASE IN NET ASSETS RESULTING
   FROM SHARE TRANSACTIONS                                                      (32,306)               52,579
                                                                       -----------------     -----------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (31,582)               50,808
                                                                       -----------------     -----------------

Net Assets
   Beginning of period                                                           50,808                     0
                                                                       -----------------     -----------------
   End of period [including undistributed net
      investment income of $5,597 and $0, respectively]                        $ 19,226              $ 50,808
                                                                       =================     =================

Shares of capital stock of the Fund sold and redeemed:
         Shares sold                                                              7,691                 6,065
         Shares issued to shareholders in reinvestment
             dividends and distributions                                              0                     0
                                                                       -----------------     -----------------
                                                                                  7,691                 6,065

Shares redeemed                                                                 (10,852)                 (775)
                                                                       -----------------     -----------------
NET INCREASE (DECREASE) IN NUMBER OF
        SHARES OUTSTANDING                                                       (3,161)                5,290
                                                                       =================     =================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
THE UNIFIED SELECT 500 INDEX FUND

                                                                            For the               For the
                                                                          year ended           period ended
                                                                        Sept. 30, 2000       Sept. 30, 1999 (b)
                                                                       -----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net investment income                                                          $ 255                  $ 78
   Net realized gain on investment securities                                       781                     0
   Change in net unrealized depreciation                                           (588)                 (731)
                                                                       -----------------     -----------------
   Net increase (decrease) in net assets resulting from operations                  448                  (653)
                                                                       -----------------     -----------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                                      (209)                    0
   From net realized gain                                                             0                     0
                                                                       -----------------     -----------------
   Total distributions                                                             (209)                    0
                                                                       -----------------     -----------------
SHARE TRANSACTIONS
   Net proceeds from sale of shares                                             175,751                26,260
   Shares issued in reinvestment of distributions                                   209                     0
   Shares redeemed                                                              (26,608)               (1,850)
                                                                       -----------------     -----------------
NET INCREASE IN NET ASSETS RESULTING
   FROM SHARE TRANSACTIONS                                                      149,352                24,410
                                                                       -----------------     -----------------
   TOTAL INCREASE IN NET ASSETS                                                 149,591                23,757
                                                                       -----------------     -----------------

Net Assets
   Beginning of period                                                           23,757                     0
                                                                       -----------------     -----------------
   End of period [including undistributed net
      investment income of $124 and $78, respectively]                        $ 173,348              $ 23,757
                                                                       =================     =================

Shares of capital stock of the Fund sold and redeemed:
         Shares sold                                                             16,098                 2,608
         Shares issued to shareholders in reinvestment of
              dividends and distributions                                            20                     0
                                                                       -----------------     -----------------
                                                                                 16,118                 2,608

Shares redeemed                                                                  (2,489)                 (188)
                                                                       -----------------     -----------------
NET INCREASE (DECREASE) IN NUMBER OF
        SHARES OUTSTANDING                                                       13,629                 2,420
                                                                       =================     =================

See accompanying notes which are an integral part of the financial statements.


STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
THE UNIFIED SELECT 2000 INDEX FUND

                                                                              For the             For the
                                                                            year ended         period ended
                                                                          Sept. 30, 2000     Sept. 30, 1999 (b)
                                                                         -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net investment income (loss)                                                     $ 769                $ (9)
   Net realized gain on investment securities                                         382                   0
   Change in net unrealized appreciation (depreciation)                               795                 (47)
                                                                         -----------------   -----------------
   Net increase (decrease) in net assets resulting from operations                  1,946                 (56)
                                                                         -----------------   -----------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                                         (44)                  0
   From net realized gain                                                               0                   0
                                                                         -----------------   -----------------
   Total distributions                                                                (44)                  0
                                                                         -----------------   -----------------
SHARE TRANSACTIONS
   Net proceeds from sale of shares                                                17,704               9,670
   Shares issued in reinvestment of distributions                                      44                   0
   Shares redeemed                                                                (15,400)               (266)
                                                                         -----------------   -----------------
NET INCREASE IN NET ASSETS RESULTING
   FROM SHARE TRANSACTIONS                                                          2,348               9,404
                                                                         -----------------   -----------------
   TOTAL INCREASE IN NET ASSETS                                                     4,250               9,348
                                                                         -----------------   -----------------

Net Assets
   Beginning of period                                                              9,348                   0
                                                                         -----------------   -----------------
   End of period [including undistributed net
      investment income (loss) of $725 & $0, respectively]                       $ 13,598             $ 9,348
                                                                         =================   =================

Shares of capital stock of the Fund sold and redeemed:
         Shares sold                                                                1,579                 952
         Shares issued to shareholders in reinvestment
             dividends and distributions                                                4                   0
                                                                         -----------------   -----------------
                                                                                    1,583                 952

Shares redeemed                                                                    (1,316)                (26)
                                                                         -----------------   -----------------
NET INCREASE (DECREASE) IN NUMBER OF
        SHARES OUTSTANDING                                                            267                 926
                                                                         =================   =================
See accompanying notes which are an integral part of the financial statements.


STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
THE UNIFIED SELECT INTERNATIONAL EQUITY INDEX FUND

                                                                           For the               For the
                                                                         year ended           period ended
                                                                       Sept. 30, 2000       Sept. 30, 1999 (b)
                                                                      -----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net investment income                                                         $ 320                   $ 0
   Net realized gain on investment securities                                      712                     0
   Change in net unrealized depreciation                                          (748)                  (71)
                                                                      -----------------     -----------------
   Net increase (decrease) in net assets resulting from operations                 284                   (71)
                                                                      -----------------     -----------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                                      (45)                    0
   From net realized gain                                                            0                     0
                                                                      -----------------     -----------------
   Total distributions                                                             (45)                    0
                                                                      -----------------     -----------------
SHARE TRANSACTIONS
   Net proceeds from sale of shares                                             13,130                 9,323
   Shares issued in reinvestment of distributions                                   45                     0
   Shares redeemed                                                              (9,699)               (2,500)
                                                                      -----------------     -----------------
NET INCREASE IN NET ASSETS RESULTING
   FROM SHARE TRANSACTIONS                                                       3,476                 6,823
                                                                      -----------------     -----------------
   TOTAL INCREASE IN NET ASSETS                                                  3,715                 6,752
                                                                      -----------------     -----------------

Net Assets
   Beginning of period                                                           6,752                     0
                                                                      -----------------     -----------------
   End of period [including undistributed net
      investment income of $275 & $0 respectively]                            $ 10,467               $ 6,752
                                                                      =================     =================

Shares of capital stock of the Fund sold and redeemed:
         Shares sold                                                             1,240                   932
         Shares issued to shareholders in reinvestment of
              dividends and distributions                                            5                     0
                                                                      -----------------     -----------------

Shares redeemed                                                                   (858)                 (250)
                                                                      -----------------     -----------------
NET INCREASE (DECREASE) IN NUMBER OF
        SHARES OUTSTANDING                                                         387                   682
                                                                      =================     =================

See accompanying notes which are an integral part of the financial statements.


STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
THE UNIFIED SELECT REIT INDEX FUND

                                                                                    For the              For the
                                                                                   year ended          year ended
                                                                               Sept. 30, 2000 (a)   Sept. 30, 1999 (a)
                                                                               ------------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net investment income (loss)                                                              $ 0                 $ 0
   Net realized gain (loss) on investment securities                                           0                   0
   Change in net unrealized appreciation (depreciation)                                        0                   0
                                                                               ------------------   -----------------
   Net increase (decrease) in net assets resulting from operations                             0                   0
                                                                               ------------------   -----------------
DISTRIBUTIONS TO SHAREHOLDERS

   From net investment income                                                                  0                   0
   From net realized gain                                                                      0                   0
                                                                               ------------------   -----------------
   Total distributions                                                                         0                   0
                                                                               ------------------   -----------------
SHARE TRANSACTIONS
   Net proceeds from sale of shares                                                            0               3,000
   Shares issued in reinvestment of distributions                                              0                   0
   Shares redeemed                                                                        (1,000)             (2,000)
                                                                               ------------------   -----------------
NET INCREASE IN NET ASSETS RESULTING
   FROM SHARE TRANSACTIONS                                                                (1,000)              1,000
                                                                               ------------------   -----------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                                                (1,000)              1,000
                                                                               ------------------   -----------------

Net Assets
   Beginning of period                                                                     1,000                   0
                                                                               ------------------   -----------------

   End of period                                                                             $ 0             $ 1,000
                                                                               ==================   =================

Shares of capital stock of the Fund sold and redeemed:
         Shares sold                                                                           0                 300
         Shares issued to shareholders in reinvestment of
              dividends and distributions                                                      0                   0
                                                                               ------------------   -----------------

         Shares redeemed                                                                    (100)               (200)
                                                                               ------------------   -----------------

NET INCREASE (DECREASE) IN NUMBER OF
        SHARES OUTSTANDING                                                                  (100)                100
                                                                               ==================   =================

See accompanying notes which are an integral part of the financial statements.


STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
THE UNIFIED SELECT BOND INDEX FUND
THE UNIFIED SELECT MONEY MARKET FUND

                                                                                    For the
                                                                                   year ended
                                                                               Sept. 30, 2000 (a)
                                                                               ------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net investment income (loss)                                                              $ 0
   Net realized gain (loss) on investment securities                                           0
   Change in net unrealized appreciation (depreciation)                                        0
                                                                               ------------------
   Net increase (decrease) in net assets resulting from operations                             0
                                                                               ------------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                                                  0
   From net realized gain                                                                      0
                                                                               ------------------
   Total distributions                                                                         0
                                                                               ------------------
SHARE TRANSACTIONS
   Net proceeds from sale of shares                                                            0
   Shares issued in reinvestment of distributions                                              0
   Shares redeemed                                                                             0
                                                                               ------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM SHARE TRANSACTIONS                                                                     0
                                                                               ------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                                                     0
                                                                               ------------------

Net Assets
   Beginning of period                                                                         0
                                                                               ------------------
   End of period                                                                             $ 0
                                                                               ==================

Shares of capital stock of the Fund sold and redeemed:
         Shares sold                                                                           0
         Shares issued to shareholders in reinvestment
              dividends and distributions                                                      0
                                                                               ------------------

         Shares redeemed                                                                       0
                                                                               ------------------

NET INCREASE (DECREASE) IN NUMBER OF
        SHARES OUTSTANDING                                                                     0
                                                                               ==================


(a)  Investment in accordance with objective had not commenced at this time.

See accompanying notes which are an integral part of the financial statements.


FINANCIAL HIGHLIGHTS
THE STARWOOD STRATEGIC FUND

                                                                 YEARS ENDED SEPTEMBER 30,                     PERIOD ENDED (B)
                                                -------------   -------------   -------------   -------------   -------------
                                                    2000            1999            1998            1997            1996
                                                -------------   -------------   -------------   -------------   -------------
Selected Per Share Data
Net asset value, beginning of period                $ 10.35          $ 9.34         $ 9.30          $ 7.69         $ 10.00
                                                -------------   -------------   -------------   -------------   -------------
Income from investment operations:
   Net investment income (loss)                       (0.06)          (0.06)          (0.03)          (0.26)          (3.23)
   Net realized and unrealized gain (loss)
      on investments                                   2.24            2.59            0.07            2.00            0.92
                                                -------------   -------------   -------------   -------------   -------------
Total from investment operations                       2.18            2.53            0.04            1.74           (2.31)
                                                -------------   -------------   -------------   -------------   -------------

Less distributions:
   Distributions from net investment income            0.00            0.00            0.00            0.00            0.00
   Distributions from net realized gains              (0.27)          (1.52)           0.00           (0.13)           0.00
                                               -------------   -------------   -------------   -------------   -------------
Total distributions                                   (0.27)          (1.52)           0.00           (0.13)           0.00
                                               -------------   -------------   -------------   -------------   -------------
Net asset value, end of period                      $ 12.26         $ 10.35          $ 9.34          $ 9.30          $ 7.69
                                               =============   =============   =============   =============   =============

TOTAL RETURN                                         27.80%          31.79%           0.43% (i)      20.94% (i)       (3.97)% (b)(i)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000)                     $ 2,772         $ 1,484         $ 1,003         $ 1,137           $ 483

Ratio of expenses to average net assets               0.76%           1.50%           2.59%           4.26%          15.99%
Ratio of expenses (after reimbursement)
   to average net assets                                N/A             N/A           1.50%           2.54%          15.25%
Ratio of net investment income to
   average net assets                                (0.45)%         (0.57)%         (1.40)%         (2.97)%        (14.42)%
Ratio of net investment income
    (after reimbursement) to average net assets         N/A             N/A          (0.31)%         (1.25)%        (13.68)%
Portfolio turnover rate                             123.60%          89.62%         119.97%          76.09%         169.83%

(a) Investment in accordance with objective had not commenced at this time.
(b) For the period April 4, 1996  (commencement of investment in accordance with objective) to September 30, 1996.
(c) For the Period March 1, 1999 (commencement of  operations)  to  September  30,  1999.
(d) For the  period  April 14,  1999 (commencement of investment in accordance with objective) to September 30, 1999.
(e) For the period June 15, 1999  (commencement of investment in accordance with objective) to September 30, 1999.
(f) For the period May 3, 1999  (commencement of investment in accordance  with  objective) to September 30, 1999.
(g) For the period August 30, 1999 (commencement of investment in accordance with objective) to September 30, 1999.
(h) Annualized.
(i) Total  return  would have been lower had certain  expenses  not been reduced during the periods shown.

See accompanying notes which are an integral part of the financial statements.


FINANCIAL HIGHLIGHTS - CONTINUED
THE TAXABLE MONEY MARKET FUND

                                                                    YEARS ENDED SEPTEMBER 30,
                                         -------------   --------------   -------------   --------------   -------------
                                             2000            1999             1998            1997             1996
                                         -------------   --------------   -------------   --------------   -------------
SELECTED PER SHARE DATA
Net asset value, beginning of period           $ 1.00           $ 1.00          $ 1.00           $ 1.00          $ 1.00
                                         -------------   --------------   -------------   --------------   -------------
Income from investment operations
   Net investment income (loss)                  0.04             0.04            0.04             0.03            0.04
   Net realized and unrealized gain              0.00             0.00            0.00             0.00            0.00
                                         -------------   --------------   -------------   --------------   -------------
Total from investment operations                 0.04             0.04            0.04             0.03            0.04
                                         -------------   --------------   -------------   --------------   -------------
Less Distributions
  From net investment income                    (0.04)           (0.04)          (0.04)           (0.03)          (0.04)
                                         -------------   --------------   -------------   --------------   -------------
Total distributions                             (0.04)           (0.04)          (0.04)           (0.03)          (0.04)
                                         -------------   --------------   -------------   --------------   -------------

Net asset value, end of period                 $ 1.00           $ 1.00          $ 1.00           $ 1.00          $ 1.00
                                         =============   ==============   =============   ==============   =============


RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000)              $ 43,717         $ 52,413        $ 65,575         $ 50,620        $ 50,545

Ratio of expenses to average net assets         1.15%            1.15%           1.30%            1.44%           1.25%
Ratio of expenses (after reimbursement)
   to average net assets                          N/A              N/A           1.10%            1.12%           1.16%
Ratio of net investment income to
   average net assets                           4.44%            3.81%           4.12%            3.86%           4.12%
Ratio of net investment income to
    (after reimbursement) to average
      net assets                                  N/A              N/A           4.33%            4.19%           4.21%

(a) Investment in accordance with objective had not commenced at this time.
(b) For the period April 4, 1996 (commencement of investment in accordance with objective) to September 30, 1996.
(c) For the period March 1, 1999 (commencement of  operations) to September 30, 1999.
(d) For the  period  April 14, 1999 (commencement of investment in accordance with objective) to September 30, 1999.
(e) For the period June 15, 1999  (commencement of investment in accordance with objective) to September 30, 1999.
(f) For the period May 3, 1999 (commencement of investment in accordance with objective) to September 30, 1999.
(g) For the period August 30, 1999 (commencement of investment in accordance with objective) to September 30, 1999.
(h) Annualized.
(i) Total  return  would have been lower had certain  expenses  not been reduced during the periods shown.

See accompanying notes which are an integral part of the financial statements.


FINANCIAL HIGHLIGHTS - CONTINUED
THE UNIFIED SELECT INTERNET FUND

                                                  YEAR ENDED       PERIOD ENDED
                                                  SEPTEMBER 30,    SEPTEMBER 30,
                                                --------------------------------
                                                     2000              1999 (C)
                                                --------------    --------------
SELECTED PER SHARE DATA

Net asset value, beginning of period                   $ 9.20           $ 10.00
                                                --------------    --------------
Income from investment operations
   Net investment income (loss)                         (0.05)            (0.01)
   Net realized and unrealized gain (loss)               3.02             (0.79)
                                                --------------    --------------
Total from investment operations                         2.97             (0.80)
                                                --------------    --------------
Less Distributions
  From net investment income                             0.00              0.00
  From net realized gain(loss)                           0.00              0.00
                                                --------------    --------------
Total distributions                                      0.00              0.00
                                                --------------    --------------

Net asset value, end of period                        $ 12.17            $ 9.20
                                                ==============    ==============

TOTAL RETURN                                           32.28%             (8.00)%(d)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000)                       $ 1,514           $ 1,719
Ratio of expenses to average net assets                 0.34%             0.35% (h)
Ratio of net investment income (loss) to
   average net assets                                  (0.34)%            0.26% (h)
Portfolio turnover rate                                98.73%             6.26% (h)

(a) Investment in accordance with objective had not commenced at this time.
(b) For the period April 4, 1996  (commencement of investment in accordance with objective) to September 30, 1996.
(c) For the period March 1, 1999 (commencement of  operations) to September 30, 1999.
(d) For the  period  April 14,  1999 (commencement of investment in accordance with objective) to September 30, 1999.
(e) For the period June 15, 1999  (commencement of investment in accordance with objective) to September 30, 1999.
(f) For the period May 3, 1999  (commencement of investment in accordance with objective) to September 30, 1999.
(g) For the period August 30, 1999 (commencement of investment in accordance with objective) to September 30, 1999.
(h) Annualized.
(i) Total  return  would have been lower had certain  expenses  not been reduced during the periods shown.

See accompanying notes which are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS - CONTINUED
THE UNIFIED SELECT 30 INDEX FUND

                                                              YEAR ENDED         PERIOD ENDED
                                                             SEPTEMBER 30,       SEPTEMBER 30,
                                                            ----------------------------------
                                                                 2000             1999 (C)
                                                            ---------------    ---------------
SELECTED PER SHARE DATA
Net asset value, beginning of period                                $ 9.60            $ 10.00
                                                            ---------------    ---------------
Income from investment operations
   Net investment income (loss)                                       1.15              (0.01)
   Net realized and unrealized loss                                  (1.73)             (0.39)
                                                            ---------------    ---------------
Total from investment operations                                     (0.58)             (0.40)
                                                            ---------------    ---------------
Less Distributions
  From net investment income                                          0.00               0.00
  From net realized gain                                              0.00               0.00
                                                            ---------------    ---------------
Total distributions                                                   0.00               0.00
                                                            ---------------    ---------------

Net asset value, end of period                                      $ 9.02             $ 9.60
                                                            ===============    ===============

TOTAL RETURN                                                         (6.04)%            (4.00)%(e)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000)                                       $ 19               $ 51
Ratio of expenses to average net assets                              0.35%              0.28% (h)
Ratio of net investment income to
   average net assets                                               11.47%             (0.28)%(h)
Portfolio turnover rate                                             81.59%              0.00% (h)

(a) Investment in accordance with objective had not commenced at this time.
(b) For the period April 4, 1996  (commencement of investment in accordance with objective) to September 30, 1996.
(c) For the period March 1, 1999 (commencement of  operations) to September 30, 1999.
(d) For the  period  April 14, 1999 (commencement of investment in accordance with objective) to September 30, 1999.
(e) For the period June 15, 1999 (commencement of investment in accordance with objective) to September 30, 1999.
(f) For the period May 3, 1999  (commencement of investment in accordance with objective) to September 30, 1999.
(g) For the period August 30, 1999 (commencement of investment in accordance with objective) to September 30, 1999.
(h) Annualized.
(i) Total  return  would have been lower had certain  expenses  not been reduced during the periods shown.

See accompanying notes which are an integral part of the financial statements.


FINANCIAL HIGHLIGHTS - CONTINUED
THE UNIFIED SELECT 2000 INDEX FUND

                                                    YEAR ENDED         PERIOD ENDED
                                                   SEPTEMBER 30,       SEPTEMBER 30,

                                                   ----------------------------------
                                                        2000             1999 (C)
                                                   ---------------    ---------------

SELECTED PER SHARE DATA
Net asset value, beginning of period                      $ 10.10            $ 10.00
                                                   ---------------    ---------------
Income from investment operations
   Net investment income (loss)                              0.71              (0.01)
   Net realized and unrealized gain                          0.63               0.11
                                                   ---------------    ---------------
Total from investment operations                             1.34               0.10
                                                   ---------------    ---------------
Less Distributions
  From net investment income                                (0.04)              0.00
  From net realized gain                                     0.00               0.00
                                                   ---------------    ---------------
Total distributions                                         (0.04)              0.00
                                                   ---------------    ---------------

Net asset value, end of period                            $ 11.40            $ 10.10
                                                   ===============    ===============

TOTAL RETURN                                               13.24%              1.00% (f)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000)                              $ 14               $  9
Ratio of expenses to average net assets                     0.35%              0.37% (h)
Ratio of net investment income to
   average net assets                                       6.21%             (0.37)%(h)
Portfolio turnover rate                                    41.86%              0.00% (h)

(a) Investment in accordance with objective had not commenced at this time.
(b) For the period April 4, 1996  (commencement of investment in accordance with objective) to September 30, 1996.
(c) For the period March 1, 1999 (commencement of  operations) to September 30, 1999.
(d) For the  period  April 14, 1999 (commencement of investment in accordance with objective) to September 30, 1999.
(e) For the period June 15, 1999  (commencement of investment in accordance with objective) to September 30, 1999.
(f) For the period May 3, 1999  (commencement of investment in accordance  with  objective) to September 30, 1999.
(g) For the period August 30, 1999 (commencement of investment in accordance with objective) to September 30, 1999.
(h) Annualized.
(i) Total  return  would have been lower had certain  expenses  not been reduced during the periods shown.

See accompanying notes which are an integral part of the financial statements.


FINANCIAL HIGHLIGHTS - CONTINUED
THE UNIFIED SELECT 500 INDEX FUND

                                                    YEAR ENDED         PERIOD ENDED
                                                    SEPTEMBER 30,      SEPTEMBER 30,
                                                   ----------------------------------
                                                        2000             1999 (C)
                                                   ---------------    ---------------

SELECTED PER SHARE DATA
Net asset value, beginning of period                       $ 9.82            $ 10.00
                                                   ---------------    ---------------
Income from investment operations
   Net investment income                                     0.07               0.04
   Net realized and unrealized gain (loss)                   0.92              (0.22)
                                                   ---------------    ---------------
Total from investment operations                             0.99              (0.18)
                                                   ---------------    ---------------
Less Distributions
  From net investment income                                (0.01)              0.00
  From net realized gain                                     0.00               0.00
                                                   ---------------    ---------------
Total distributions                                         (0.01)              0.00
                                                   ---------------    ---------------

Net asset value, end of period                            $ 10.80             $ 9.82
                                                   ===============    ===============

TOTAL RETURN                                               10.11%              (1.80)% (f)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000)                             $ 173               $ 24
Ratio of expenses to average net assets                     0.38%              0.40% (h)
Ratio of net investment income to
   average net assets                                       0.65%              0.94% (h)
Portfolio turnover rate                                    42.19%              0.00% (h)

(a) Investment in accordance with objective had not commenced at this time.
(b) For the period April 4, 1996  (commencement of investment in accordance with objective) to September 30, 1996.
(c) For the period March 1, 1999 (commencement of operations) to September 30, 1999.
(d) For the  period  April 14, 1999 (commencement of investment in accordance with objective) to September 30, 1999.
(e) For the period June 15, 1999  (commencement of investment in accordance with objective) to September 30, 1999.
(f) For the period May 3, 1999  (commencement of investment in accordance  with  objective) to September 30, 1999.
(g) For the period August 30, 1999 (commencement of investment in accordance with objective) to September 30, 1999.
(h) Annualized
(i) Total  return  would have been lower had certain  expenses  not been reduced during the periods shown.

See accompanying notes which are an integral part of the financial statements.


FINANCIAL HIGHLIGHTS - CONTINUED
THE UNIFIED SELECT INTERNATIONAL EQUITY INDEX FUND

                                                     YEAR ENDED         PERIOD ENDED
                                                    SEPTEMBER 30,       SEPTEMBER 30,

                                                   ----------------------------------
                                                        2000             1999 (C)
                                                   ---------------    ---------------

SELECTED PER SHARE DATA
Net asset value, beginning of period                       $ 9.90            $ 10.00
                                                   ---------------    ---------------
Income from investment operations
   Net investment income                                     0.38               0.00
   Net realized and unrealized loss                         (0.45)             (0.10)
                                                   ---------------    ---------------
Total from investment operations                            (0.07)             (0.10)
                                                   ---------------    ---------------
Less Distributions
  From net investment income                                (0.04)              0.00
  From net realized gain                                     0.00               0.00
                                                   ---------------    ---------------
Total distributions                                         (0.04)              0.00
                                                   ---------------    ---------------

Net asset value, end of period                             $ 9.79             $ 9.90
                                                   ===============    ===============

TOTAL RETURN                                                (0.69)%            (1.00)%(g)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000)                              $ 10                $ 7
Ratio of expenses to average net assets                     0.35%              0.02% (h)
Ratio of net investment income to
   average net assets                                       3.50%             (0.02)%(h)
Portfolio turnover rate                                    54.29%              0.00% (h)

(a) Investment in accordance with objective had not commenced at this time.
(b) For the period April 4, 1996  (commencement of investment in accordance with objective) to September 30, 1996.
(c) For the period March 1, 1999 (commencement of  operations) to September 30, 1999.
(d) For the  period  April 14, 1999 (commencement of investment in accordance with objective) to September 30, 1999.
(e) For the period June 15, 1999 (commencements of investment in accordance with objective) to September 30, 1999.
(f) For the period May 3, 1999  (commencement of investment in accordance  with  objective) to September 30, 1999.
(g) For the period August 30, 1999 (commencement of investment in accordance with objective) to September 30, 1999.
(h) Annualized
(i) Total return would have been lower had certain  expenses  not been reduced during the periods shown.

See accompanying notes which are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS - CONTINUED
THE UNIFIED SELECT REIT INDEX FUND

                                                     YEAR ENDED
                                                    SEPTEMBER 30,
                                                       2000 (A)
                                                   ---------------

SELECTED PER SHARE DATA
Net asset value, beginning of period                      $ 10.00
                                                   ---------------
Income from investment operations
   Net investment income (loss)                              0.00
   Net realized and unrealized (income) loss                 0.00
                                                   ---------------
Total from investment operations                             0.00
                                                   ---------------
Less Distributions
  From net investment income                                 0.00
  From net realized gain                                     0.00
                                                   ---------------
Total distributions                                          0.00
                                                   ---------------

Net asset value, end of period                            $ 10.00
                                                   ===============

TOTAL RETURN                                                0.00%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000)                             $  0
Ratio of expenses to average net assets                     0.00%
Ratio of net investment income to
   average net assets                                       0.00%
Portfolio turnover rate                                     0.00%

(a) Investment in accordance with objective had not commenced at this time.
(b) For the period April 4, 1996  (commencement of investment in accordance with objective) to September 30, 1996.
(c) For the period March 1, 1999 (commencement of operations) to September 30, 1999.
(d) For the  period  April 14, 1999 (commencement of investment in accordance with objective) to September 30, 1999.
(e) For the period June 15, 1999 (commencements of investment in accordance with objective) to September 30, 1999.
(f) For the period May 3, 1999  (commencement of investment in accordance  with  objective) to September 30, 1999.
(g) For the period August 30, 1999 (commencement of investment in accordance with objective) to September 30, 1999.
(h) Annualized
(i) Total  return  would have been lower had certain  expenses  not been reduced during the periods shown.

See accompanying notes which are an integral part of the financial statements.

                                THE UNIFIED FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2000

NOTE 1.  ORGANIZATION

     The Unified Funds (the "Trust") is an open-end, diversified, management investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated November 20, 1997 (the "Trust Agreement"). The Trust is the successor to the operations of The Vintage Funds. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. There are ten series currently authorized by the Trustees and each Fund is registered under the Investment Company Act of 1940. The Trust consists of a family of no-load mutual funds with seven active portfolios, each having its own investment objective and policies.

THE STARWOOD STRATEGIC FUND seeks growth of capital. The Fund pursues this objective by investing principally in a diversified portfolio of equity securities of seasoned, financially strong growth companies. The Fund commenced operations on June 2, 1995.

THE TAXABLE MONEY MARKET FUND seeks a high level of current income consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing principally in a diversified portfolio of short-term money market instruments. The Fund commenced operations on June 2, 1995.

THE UNIFIED SELECT 30 INDEX FUND seeks to track the performance of the Dow Jones Industrial Average, which is made up of the stocks of 30 companies. The Fund commenced operations on March 1, 1999.

THE UNIFIED SELECT 500 INDEX FUND seeks to track the performance of the Standard & Poor's 500 Composite Stock Price Index, which emphasizes stocks of large U.S. companies. The Fund commenced operations on March 1, 1999.

THE UNIFIED SELECT 2000 INDEX FUND seeks to track the performance of the Russell 2000 Index, which is made up of stocks of small, generally unseasoned U.S. companies. The Fund commenced operations on March 1, 1999.

THE UNIFIED SELECT INTERNATIONAL EQUITY INDEX FUND seeks to track the performance of the securities in the Morgan Stanley Capital International Europe, Australia and Far East Index. The Fund commenced operations on March 1, 1999.

THE UNIFIED SELECT INTERNET FUND seeks long-term capital appreciation. The Fund pursues this objective by investing principally in equity securities of Internet companies. The Fund commenced operations on March 1, 1999.

THE UNIFIED SELECT REIT INDEX FUND seeks to track the performance of the Morgan Stanley REIT Index, which is made up of stocks issued by real estate investment trusts (known as REITs). Investment in accordance with objective had not commenced at this time.

THE UNIFIED SELECT BOND INDEX FUND seeks to track the performance of the Lehman Brothers Aggregate Bond Index, a broad market-weighted index which encompasses four major classes of investment grade fixed-income securities in the United States. Investment in accordance with objective had not commenced at this time.

THE UNIFIED SELECT MONEY MARKET FUND seeks current income consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing principally in a diversified portfolio of money market mutual funds that meet three basic criteria: expense ratios less than 0.50%, upper quartile yield and high investment safety standards. Investment in accordance with objective had not commenced at this time.

                                THE UNIFIED FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                         SEPTEMBER 30, 2000 - CONTINUED

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

     Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Fund's Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Fund's Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Fund's Adviser, subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Fund's Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Fund's Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

     The Taxable Money Market Fund and the Select Money Market Fund use the amortized cost method for valuing securities, which normally approximates market value, and is intended to result in a constant NAV of $1.00 per share. Although every effort is made to maintain the NAV at $1.00 per share, there is no assurance that the $1.00 NAV will be maintained at all times.

FEDERAL INCOME TAXES - Each Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

DIVIDENDS AND DISTRIBUTIONS - Each Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. Each Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year. Each of the Select 30 Index Fund and the Starwood Strategic Fund intends to pay dividends on a quarterly basis. The Taxable Money Market Fund intends to pay dividends on a daily basis. However, to the extent that net realized gains of any Fund could be reduced by any capital loss carry-overs from the Fund, such gains will not be distributed. Dividend distributions are recorded on the ex-dividend date.

REPURCHASE AGREEMENT - Under the terms of a typical repurchase agreement, a Fund writes a financial contract with a counter party and takes possession of a government debt obligation as collateral. The Fund also agrees with the counter party to allow the counter party to repurchase the financial contract at a specific date and price, thereby determining the yield during the Fund's holding period. This arrangement will result in a fixed rate of return not subject to the market's fluctuation during the holding period indicated in the contract. The value of the collateral is at least equal to the total amount of the repurchase obligation, including interest. In the even of default by the counter party, a Fund has the right to use the collateral to offset any losses incurred.

                                THE UNIFIED FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                         SEPTEMBER 30, 2000 - CONTINUED

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

OTHER - Each Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to net realized gains and paid in capital.

NOTE 3.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has entered into a Management Agreement with Unified Investment Advisers, Inc. (the "Adviser"). Under the terms of each Fund's management agreement (the "Agreements"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except 12b-1 fees, shareholder servicing fees, brokerage, taxes, interest, and extraordinary expenses. As compensation for its management services and agreement to pay each Fund's expenses, each Fund is authorized to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate as follows:

                                                          Amount Adviser Earned
                                 % of Average Net           for the Year ended
        Fund                      Assets of Fund            September 30, 2000
        ----                    -----------------         ---------------------
The Starwood Strategic Fund            .25%                  $  13,412
The Taxable Money Market Fund          .90%                    395,005
The Select Internet Fund               .35%                      9,094
The Select 30 Index Fund               .35%                        171
The Select 500 Index Fund              .35%                        138
The Select 2000 Index Fund             .35%                         44
The Select International Equity Index  .35%                         32

     Unified   Fund   Services,   Inc.   ("Unified"),   serves  as  the  Trust's
administrator (the "Administrator"). Pursuant to a Mutual Fund Services Agreement with the Trust, the Administrator provides certain administrative personnel and services (including administration, transfer agency and fund accounting services) necessary to operate the Funds. Unified is an affiliate of the Adviser. For its services, the Administrator receives from the Adviser an annual fee, payable monthly, based on each Fund's average daily net assets.

     The Fund retains Unified Financial Securities, Inc. (the "Distributor") as the principal distributor of the Funds' shares. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Under the Plan, the Trust pays the Distributor an annual fee, payable monthly, of up to 0.10% of The Starwood Strategic Fund and The Taxable Money Market Fund. For the year ended September 30, 2000, the Distributor earned $2,628, and $43,889 from The Starwood Strategic Fund, and The Taxable Money Market Fund, respectively.

                                THE UNIFIED FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                         SEPTEMBER 30, 2000 - CONTINUED

NOTE 3.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

The Distributor is a registered broker/dealer and effects substantially all of the investment portfolio transactions for the Funds. For the year-ended September 30, 2000, brokerage commissions paid to the Distributor by the Funds are as follows:

                Fund                            Amount
                ----                            ------
The Starwood Strategic Fund                     $1,151
The Taxable Money Market Fund                        0
The Select Internet Fund                           837
The Select 30 Index Fund                             0
The Select 500 Index Fund                            0
The Select 2000 Index Fund                           0
The Select International Equity Index Fund           0

     The Trust has adopted a Shareholder Services Plan (with respect to each Fund) in which financial institutions may enter into a shareholder services agreement with the Trust to provide administrative support services to the Funds. In return for these services, a financial institution may receive payments from each Fund at a rate not exceeding 0.15% of the Fund's average net assets owned beneficially by the institution's clients.

         Certain Trustees and officers of the Trust are "interested persons" (as defined in the Act) of the Trust. Each "non-interested" Trustee is entitled to receive a quarterly Board of Trustees meeting fee of $2,400 and $400 per additional meeting attended, plus expenses for services relating to the Trust.

NOTE 4.  INVESTMENTS

THE STARWOOD STRATEGIC FUND - For the year ended September 30, 2000, purchases and sales of investment securities, other than short-term investments, aggregated $4,188,209 and $3,057,225, respectively. The gross unrealized appreciation for all securities totaled $263,204 and the gross unrealized depreciation for all securities totaled $313,346 for a net unrealized depreciation of $50,142. The aggregate cost of securities for federal income tax purposes at September 30, 2000 was $2,701,888.

THE TAXABLE MONEY MARKET FUND - For the year ended September 30, 2000, the aggregate cost of securities for federal income tax purposes at September 30, 2000 was $42,658,108.

THE UNIFIED SELECT 30 INDEX FUND - For the year ended September 30, 2000, purchases and sales of investment securities, other than short-term investments, aggregated $33,000 and $53,000, respectively. The gross unrealized appreciation for all securities totaled $0 and the gross unrealized depreciation for all securities totaled $2,356 for a net unrealized depreciation of $2,356. The aggregate cost of securities for federal income tax purposes at September 30, 2000 was $20,755.

THE UNIFIED SELECT 500 INDEX FUND - For the year ended September 30, 2000, purchases and sales of investment securities, other than short-term investments, aggregated $133,300 and $14,000, respectively. The gross unrealized appreciation for all securities totaled $0 and the gross unrealized depreciation for all securities totaled $1,319 for a net unrealized depreciation of $1,319. The aggregate cost of securities for federal income tax purposes at September 30, 2000 was $141,081.

                                THE UNIFIED FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                         SEPTEMBER 30, 2000 - CONTINUED

NOTE 4.  INVESTMENTS - CONTINUED

THE UNIFIED SELECT 2000 INDEX FUND - For the year ended September 30, 2000, purchases and sales of investment securities, other than short-term investments, aggregated $7,600 and $4,000, respectively. The gross unrealized appreciation for all securities totaled $748 and the gross unrealized depreciation for all securities totaled $0 for a net unrealized appreciation of $748. The aggregate cost of securities for federal income tax purposes at September 30, 2000 was $11,482.

THE UNIFIED SELECT INTERNATIONAL EQUITY INDEX FUND - For the year ended September 30, 2000, purchases and sales of investment securities, other than short-term investments, aggregated $10,600 and $4,300, respectively. The gross unrealized appreciation for all securities totaled $0 and the gross unrealized depreciation for all securities totaled $819 for a net unrealized depreciation of $819. The aggregate cost of securities for federal income tax purposes at September 30, 2000 was $12,012.

THE UNIFIED SELECT INTERNET FUND - For the year ended September 30, 2000, purchases and sales of investment securities, other than short-term investments, aggregated $2,457,040 and $3,171,667, respectively. The gross unrealized appreciation for all securities totaled $372,285 and the gross unrealized depreciation for all securities totaled $68,045 for a net unrealized appreciation of $304,240. The aggregate cost of securities for federal income tax purposes at September 30, 2000 was $1,111,934.

NOTE 5. ESTIMATES

         Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 6. RELATED PARTY TRANSACTIONS

         The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2000, Charles Schwab, for benefit of its customers, beneficially owned over 45% of The Starwood Strategic Fund. Michael Canny beneficially owned over 33% of the Unified Select 30 Index Fund. Jacob M. Kaufman, Pamela K. Kaufman, and Ronald L. Kash beneficially owned over 25%, 27%, and 30%, respectively, of the Unified Select 2000 Index Fund. Jacob M. Kaufman and Pamela
K. Kaufman also beneficially owned over 28%, and 30%, respectively, of the Unified Select International Equity Index Fund.

                           INDEPENDENT AUDITOR'S REPORT

To The Shareholders and Board of Trustees
The Unified Funds:

We have audited the statements of assets and liabilities, including the portfolios of investments, of The Unified Funds (comprising, respectively, of the Starwood Strategic Fund, the Taxable Money Market Fund, Unified Select 30 Index Fund, Unified Select 500 Index, Unified Select 2000 Index, Unified Select International Equity Index Fund, Unified Select REIT Index Fund, Unified Select Bond Index Fund, Unified Select Internet Fund and Unified Select Money Market
Fund) as of September 30, 2000, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Unified Funds as of September 30, 2000, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated in conformity with generally accepted accounting principles.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio
October 25, 2000